Exhibit 10.6
FORBEARANCE AGREEMENT
THIS FORBEARANCE AGREEMENT (this “Agreement”) is entered into as of May 14, 2021, by and among BASIC ENERGY SERVICES, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto (the “Guarantors”), CANTOR FITZGERALD SECURITIES, as administrative agent for the Term Loan Lenders (in such capacity, the “Administrative Agent”) and the Term Loan Lenders party hereto (the “Forbearing Lenders”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Forbearing Lenders and the Administrative Agent are parties to that certain Super Priority Credit Agreement, dated as of May 3, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement);
WHEREAS, the Borrower has informed the Administrative Agent and the Term Loan Lenders that an Event of Default is anticipated to occur under (i) Section 8.01(e) of the Credit Agreement as a result of the Borrower’s failure to pay interest on the Senior Notes that was due on April 15, 2021 (“April 2021 Interest Payment”) following the expiration of a 30-day grace period provided for in the Senior Notes Indenture (the “Acknowledged Event of Default”);

WHEREAS, the Borrower is exploring a potential restructuring or recapitalization or other transaction (a “Potential Transaction”); and

WHEREAS, notwithstanding the occurrence and continuance of the Acknowledged Event of Default, the Borrower has requested that the Administrative Agent and the Term Loan Lenders agree to, and the Administrative Agent (at the direction of the Forbearing Lenders) and the Forbearing Lenders (which constitute the Required Lenders) have agreed, although under no obligation to do so, to, forbear from exercising their rights and remedies solely as a result of the Acknowledged Event of Default and solely on the express terms and subject to the conditions set forth in this Agreement.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Agreements and Acknowledgments.
(a)Each Loan Party acknowledges that the recitals set forth above are true and correct in all respects.
(b)Amount of Obligations. Each Loan Party acknowledges and agrees that (i) the aggregate unpaid principal balance of the Term Loans as of the date hereof is $10,000,000 (the “Current Outstanding Obligations”). The foregoing amounts do not include accrued and unpaid interest, fees, expenses (including professional fees and expenses) and other Obligations and amounts which are chargeable or otherwise reimbursable under the Credit Agreement and the other Loan Documents. Neither the Borrower nor any other Loan Party has any rights of offset, defenses, claims or counterclaims with respect to the Current Outstanding Obligations or any of the other Obligations, and each of the Loan Parties are jointly and severally obligated with respect thereto, in each case, in accordance with the terms of the applicable Loan Documents.
(c)Acknowledged Event of Default. Each Loan Party acknowledges and agrees that (i) the Acknowledged Event of Default constitutes (or, upon its occurrence, will constitute) an Event of Default under the Credit Agreement, and (ii) as a result of the occurrence of such Event of Default, the Forbearing Lenders will, subject to the forbearance contemplated hereby, be entitled to accelerate the Obligations and to exercise all rights and remedies under the Loan Documents, applicable Law or otherwise, so long as such Acknowledged Event of Default is continuing. Each Loan Party further acknowledges and agrees that the Administrative Agent and Forbearing Lenders are not in any way agreeing to waive such Acknowledged Event of Default as a result of this Agreement or the performance by the parties of their respective obligations hereunder. Without limiting any other provision of this Agreement, each Loan Party further acknowledges and agrees that during the Forbearance Period

(as defined below) and following any Forbearance Termination Event (as defined below), an Event of Default shall be continuing, and the Loan Parties shall not, and shall not permit any Subsidiary to, take or cause any Person to take any action that is conditioned on no Default or Event of Default existing at the time of, or immediately after giving effect to, the taking of such action.
2.Forbearance; Forbearance Default Rights and Remedies.
(a)Forbearance. In reliance upon the representations, warranties and covenants of the Loan Parties contained in this Agreement, during the Forbearance Period, and without waiving the Acknowledged Event of Default or any other Default or Event of Default that may now exist or which may occur hereafter, each of the Administrative Agent and the Forbearing Lenders agrees that, subject to the terms and conditions of this Agreement, the Administrative Agent and the Forbearing Lenders shall forbear from exercising any remedies that it or they may have against the Borrower or any other Loan Party or their respective assets and properties solely as a result of the occurrence of the Acknowledged Event of Default. Such forbearance does not apply to any Default, Event of Default (other than the Acknowledged Event of Default) or other failure by the Borrower or any other Loan Party to perform in accordance with the Credit Agreement or any other Loan Document (including, without limitation, this Agreement). Notwithstanding the foregoing forbearance with respect to each Acknowledged Event of Default during the Forbearance Period, for the avoidance of doubt, an Event of Default, to the extent having occurred and continuing, shall continue to exist for all purposes under the Credit Agreement and the other Loan Documents.
(b)Effect of Forbearance Termination. Upon the termination of the Forbearance Period, the agreement of the Forbearing Lenders and the Administrative Agent hereunder to forbear as set forth in Section 2(a) above shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind (including any written notice required by Article VIII of the Credit Agreement or any other Loan Document), all of which are hereby waived by the Borrower and each other Loan Party. The Borrower and each other Loan Party hereby agree that, after the Forbearance Termination Date, the Forbearing Lenders and the Administrative Agent may at any time, or from time to time, in their sole and absolute discretion, with respect to the Acknowledged Event of Default, exercise against any Loan Party (and its properties) any and all of their rights, remedies, powers and privileges under any or all of the Credit Agreement, any other Loan Document, applicable Law and/or equity, all of which rights, remedies, powers and privileges are fully reserved by each Forbearing Lender and the Administrative Agent.
(c)Limitation on Forbearance Extension. Except as set forth herein, none of the Forbearing Lenders or the Administrative Agent shall have any obligation to extend the Forbearance Period, or enter into any other agreement, waiver, forbearance or amendment, and the Forbearing Lenders’ and the Administrative Agent’s agreement to permit any such extension, or enter into any other agreement, waiver, forbearance or amendment shall be subject to the sole discretion of the Required Lenders (or, if required by Section 10.01 of the Credit Agreement, each Lender or affected Lender). Any agreement by any Forbearing Lender or the Administrative Agent to enter into any other waiver, forbearance or amendment must be set forth in writing (including by email). The Borrower and the other Loan Parties each acknowledge that the Forbearing Lenders and the Administrative Agent have not made any assurances concerning any possibility of an extension of the Forbearance Period or the entering into of any further waiver, forbearance or amendment. For the avoidance of doubt, nothing herein shall prevent Term Loan Lenders constituting the Required Lenders or the Administrative Agent from agreeing to any further forbearance agreement.
(d)Forbearance Termination Date. The “Forbearance Termination Date” means the earlier of the following to occur: (a) any Forbearance Termination Event and (b) May 23, 2021 at 11:59 p.m. New York time, as such date may be extended in writing (which may be by email) by the Administrative Agent and Lenders constituting Required Lenders, in each case in their sole discretion. The “Forbearance Period” shall commence on the Forbearance Effective Date and shall terminate immediately and automatically upon the Forbearance Termination Date. The occurrence of any of the following events or circumstances shall immediately and automatically constitute a “Forbearance Termination Event” following delivery of notice (including by email) to the Borrower by the Administrative Agent (acting at the direction of the Required Lenders) or counsel for the Required Lenders (and automatically upon the occurrence of an Event of Default under Section 8.01(f) of the Credit Agreement):
(i).any Default or Event of Default under the Credit Agreement or any other Loan Document (other than the Acknowledged Event of Default);

(ii).any material breach by the Borrower or any other Loan Party of any covenant, term or other provision of this Agreement;
(iii).any representation, warranty or certification made or deemed made by the Borrower or any other Loan Party herein or which is contained in any certificate, document or financial or other statement furnished by the Borrower or any other Loan Party at any time under or in connection with this Agreement or otherwise shall be false or misleading in any material respect on the date as of which made, deemed made or furnished;
(iv).the commencement of any action, suit, litigation, investigation or other proceeding against the Administrative Agent or any Ad Hoc Group of Term Lenders by any of the Loan Parties, any Subsidiary thereof or entity controlled by, affiliated with, related to or under common control with any of the Loan Parties;
(v).any non-Forbearing Lender under the Credit Agreement shall commence a legal proceeding against any Loan Party or any Subsidiary or set off against any of their respective property, in each case, with respect to enforcement of the Credit Agreement or the obligations thereunder;
(vi).the ABL Forbearance Agreement shall terminate or otherwise cease to be in full force and effect, or shall be amended or otherwise modified (other than any amendment or modification to extend the termination date thereof or waive compliance by any Loan Party with any covenant thereunder);
(vii).the Ascribe Consent Letter shall be amended or otherwise modified (other than any amendment or modification to extend the termination date thereof or waive compliance by any Loan Party with any covenant thereunder);
(viii).that certain Forbearance Agreement, dated as of May 14, 2021, among the Borrower, the Guarantors party thereto and the Supporting Holders (as defined therein) of the Senior Notes shall terminate or otherwise cease to be in full force and effect, or shall be amended or otherwise modified (other than any amendment or modification to extend the termination date thereof or waive compliance by any Loan Party with any covenant thereunder); and
(ix).the Borrower notifies any Term Loan Lender or its representatives in writing that it has terminated discussions regarding a Potential Transaction.
3.Notice of Forbearance Termination Event. Each Loan Party shall provide written notice to the Administrative Agent and to the Advisors (as defined below) promptly (and in any event within one Business Day) of its obtaining knowledge of the occurrence of any Forbearance Termination Event, which notice shall state that such event occurred and set forth, in reasonable detail, the facts and circumstances that gave rise to such event. Such notice shall be delivered in accordance with Section 10.01 of the Credit Agreement.
4.Acknowledgment of Satisfaction. Nothing contained herein shall be deemed a waiver of (or otherwise affect the Administrative Agent or any Term Loan Lender’s ability to enforce) any other Default or Event of Default under any of the Loan Documents, including (i) any Default or Event of Default as may now or hereafter exist and arise from or otherwise be related to any of the Acknowledged Event of Default (including any cross-default arising under the Credit Agreement by virtue of any matters resulting from the Acknowledged Event of Default), and (ii) any Default arising at any time after the Forbearance Effective Date and which is the same as or similar to the Acknowledged Event of Default.
5.Retention of Professionals; Expenses.
i.No later than three (3) business days after the Forbearance Effective Date, the Borrower shall pay all unpaid, invoiced, reasonable and documented fees and expenses of Davis Polk & Wardwell LLP (“Davis Polk”), counsel to the Ad Hoc Group of Term Loan Lenders, incurred through the Forbearance Effective Date; thereafter the Borrower shall pay the fees and expenses of Davis Polk in accordance with the engagement letter executed with Davis Polk.

ii.No later than three (3) business days after the Forbearance Effective Date, the Borrower shall pay all unpaid, invoiced, reasonable and documented monthly fees and out-of-pocket expenses of Ducera Partners LLC (“Ducera,” and together with Davis Polk, the “Advisors”), financial advisors to the Ad Hoc Group of Term Loan Lenders, incurred through the Forbearance Effective Date; thereafter the Borrower shall pay the fees and expenses of Ducera in accordance with the engagement letter, if any, with Ducera.
iii.No later than three (3) business days after the Forbearance Effective Date, the Borrower shall pay all unpaid, invoiced, reasonable and documented fees and expenses of Shipman & Goodwin LLP, counsel to the Administrative Agent, incurred through the Forbearance Effective Date; thereafter the Borrower shall pay the fees and expenses of Davis Polk in accordance with the Credit Agreement.
6.Conditions. The effectiveness of this Agreement is subject to the satisfaction (or waiver) of the following conditions precedent (the date on which such effectiveness occurs, the “Forbearance Effective Date”):
iv.the Administrative Agent shall have received this Agreement duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders;
v.the representations and warranties set forth in Section 7 shall be true and correct in all material respects as of such date; and
vi.prior to the date of this Agreement, the Borrower shall have provided Davis Polk a copy of any other forbearance agreements (including any amendments thereto) to which any Loan Party is a party that are currently in effect and/or are expected to become effective on or prior to the date of this Agreement.
7.Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent as of the Forbearance Effective Date as follows:
vii.the execution, delivery and performance by each Loan Party of this Agreement: (i) are within such Person’s corporate, limited liability company or company power, as applicable; (ii) have been duly authorized or approved by all necessary corporate, exempted company, limited liability company or company action, as applicable; (iii) do not contravene, violate, conflict with, or cause a breach or default under any provision of such Person’s Organization Documents; (iv) do not violate any Laws, or any order or decree of any court or Governmental Authority in any material respect; (v) do not require the consent or approval of any Governmental Authority, except consents or approvals with or by any Governmental Authority which have already been obtained, taken, given or made; and (vi) do not result in the creation of any Lien on any property of such Loan Party except Liens created under the Loan Documents;
viii.this Agreement has been duly executed and delivered by each Loan Party hereto and this Agreement constitutes a legal, valid and binding obligation of such Person enforceable against it in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar Laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability;
ix.after giving effect to this Agreement, each representation or warranty by any Loan Party contained in the Credit Agreement and the other Loan Documents (other than as it relates to the Acknowledged Event of Default), are true or correct in all material respects (unless such representations and warranties are already qualified by materiality, Material Adverse Effect or a similar qualification, in which case they are true and correct in all respects) on and as of the Forbearance Effective Date with the same effect as though made on and as of such date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (unless such representations and warranties are already qualified by materiality, Material Adverse Effect or a similar qualification, in which case they are true and correct in all respects) as of such earlier date);
x.no Default or Event of Default (other than the Acknowledged Event of Default) has occurred and is continuing or would result from the transactions contemplated by this Agreement; and
xi.as of the Forbearance Effective Date, there has been no change (i) in any Loan Party’s legal name or (ii) in the location of any Loan Party’s chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any of its offices or facilities at which Collateral owned by it is located (including the establishment of any such new office or facility), in each instance other than changes which have previously been disclosed in writing to the Administrative Agent.
8.[Reserved].
9.Default Rate. The Borrower and each Loan Party acknowledge that, on and after the Forbearance Effective Date and for so long as an Event of Default (including the Acknowledged Event of Default) shall be continuing under the Credit Agreement, the Administrative Agent (at the direction of the Required Lenders) or the Required Lenders may at any time, in their sole and absolute discretion, request that the principal amount of the outstanding Obligations accrue interest at the Default Rate in the manner set forth in Section 2.08(b)(iii) of the Credit Agreement.
10.No Modification. Nothing contained herein shall be deemed to directly or indirectly, (a) create any obligation to continue to defer any enforcement action after the Forbearance Termination Date, (b) constitute a consent or waiver of any past, present or future violations, including Defaults and Events of Default, of any provisions of the Credit Agreement or any other Loan Documents, (c) constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or (d) constitute a course of conduct or dealing among the parties for altering any Obligations or any other contract or instrument. Except as expressly stated herein, the Forbearing Lenders and the Administrative Agent reserve all of their respective rights, privileges, remedies and powers under the Credit Agreement, the other Loan Documents, applicable Law and/or equity. This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Credit Agreement or any other Loan Document. The Credit Agreement and other Loan Documents remain unmodified and in full force and effect. This Agreement shall constitute a Loan Document.
11.Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
12.GOVERNING LAW. THIS AGREEMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, SUBMISSION TO JURISDICTION AND WAIVERS OF JURY TRIAL, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL, MUTATIS MUTANDIS.
13.Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
14.Captions. The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.
15.Construction. This Agreement and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Agreement or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Agreement or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Agreement and all other agreements and documents executed in connection therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Agreement and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.

16.Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and permitted assigns. No Person other than the Loan Parties, the Administrative Agent, the Forbearing Lenders and, in the case of Section 20 hereof, the Released Parties, shall have any rights hereunder or be entitled to rely on this Agreement and all third-party beneficiary rights (other than the rights of the Released Parties under Section 20 hereof) are hereby expressly disclaimed.
17.Required Lender Direction. The Forbearing Lenders hereby (i) instruct the Administrative Agent to comply with this Agreement to the extent specified herein and to take the other actions (or refrain from acting), in each case, as expressly contemplated hereby and (ii) acknowledge and agree that (x) the direction set forth herein constitutes a direction from the Required Lenders under the provisions of Article XI of the Credit Agreement and (y) all sections of Article XI of the Credit Agreement shall apply to any and all actions (and inactions) taken by the Administrative Agent in accordance with such direction.
18.Further Assurances. Each of the Loan Parties hereby agrees to execute and deliver from time to time such other documents and take such other actions as may be reasonably requested in order to effectuate the terms hereof.
19.Reaffirmation. By its signature set forth below, each Loan Party hereby ratifies and confirms to the Administrative Agent and the Term Loan Lenders that, after giving effect to this Agreement and the transactions contemplated hereby, each of the Credit Agreement, each Security Document and each other Loan Document to which such Loan Party is a party continues in full force and effect and is the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws relating to or limiting creditors’ rights generally or by equitable principles and each Loan Party hereby ratifies and confirms each such Loan Document. Except as expressly set forth herein, the execution of this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Term Loan Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations. Each Loan Party (i) acknowledges receipt of a copy of this Agreement and all other agreements, documents and instruments executed and/or delivered in connection herewith, (ii) consents to the terms and conditions of same without prejudice to any Loan Party’s liability pursuant to any of the Loan Documents, (iii) agrees and acknowledges that each of the Loan Documents remains in full force and effect, that such Loan Party’s obligations thereunder are without defense, setoff and counterclaim and that each of the Loan Documents is hereby ratified and confirmed, and (iv) ratifies and reaffirms each waiver of such Loan Party set forth in the Loan Documents to which it is a party. Each Loan Party hereby acknowledges that it has reviewed and consents to the terms and conditions of this Agreement and the transactions contemplated hereby. In addition, each Loan Party reaffirms in all respects the first priority security interests and Liens granted by such Loan Party in and to the Collateral under the terms and conditions of the Collateral Documents to secure the Obligations and agrees that such security interests and Liens remain in full force and effect, are valid and perfected and are hereby ratified, reaffirmed and confirmed in all respects.
20.Releases. By its execution hereof and in consideration of the mutual covenants contained herein and other accommodations granted to the Loan Parties hereunder, each Loan Party, on behalf of itself and each of its Subsidiaries, and its or their successors, assigns and agents (collectively, the “Releasors”), does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Administrative Agent or any Forbearing Lender (but for the avoidance of doubt, not any other Term Loan Lender (including any Affiliated Lender)), together with its Affiliates, directors, officers, employees, attorneys, financial advisors, Advisors and consultants (each solely in its capacity as such) (each a “Released Party”, and collectively, the “Released Parties”), from any and all debts, claims, allegations, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the date hereof directly arising out of, connected with or related to this Agreement, the Credit Agreement, the other Loan Documents, or any act, event or transaction related or attendant thereto, or the agreements of any Forbearing Lender (other than any Forbearing Lender that is an Affiliated Lender) contained herein or therein. Notwithstanding anything to the contrary herein, in no event shall any Affiliated Lender be a Released Party (in such capacity as a Term Loan Lender or otherwise). Each Loan Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim, in each case directly arising out of, connected with or related to this

Agreement, the Credit Agreement or any other Loan Document or the agreements of any Forbearing Lender, by any Releasor against any Released Party which would not be released hereby. The release of the Released Parties contained herein is a final release, even if there may exist a mistake on the part of any Releasors as to the extent and nature of any claim or damages of the Releasors against the Released Parties.
[Reminder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date set forth above.

BORROWER:

BASIC ENERGY SERVICES, INC.

By:	/s/ Keith L. Schilling
Name:	Keith L. Schilling
Title:	President and Chief Executive Officer

GUARANTORS:

BASIC ENERGY SERVICES LP, LLC
BASIC ENERGY SERVICES GP, LLC
BASIC ENERGY SERVICES, L.P.
TAYLOR INDUSTRIES, LLC
BASIC ESA, INC.
SCH DISPOSAL, L.L.C.
AGUA LIBRE HOLDCO LLC
AGUA LIBRE ASSET CO LLC
AGUA LIBRE MIDSTREAM LLC
C&J WELL SERVICES, INC.
KVS TRANSPORTATION, INC.
INDIGO INJECTION #3, LLC

By:	/s/ Keith L. Schilling
Name:	Keith L. Schilling
Title:	President and Chief Executive Officer

[Signature Page to Forbearance Agreement (Super Priority Credit Agreement)]

ADMINISTRATIVE AGENT:

CANTOR FITZGERALD SECURITIES

By:	/s/ James Buccola
Name:	James Buccola
Title:	Head of Fixed Income

[Signature Page to Forbearance Agreement (Super Priority Credit Agreement)]

TERM LOAN LENDERS:

PRIVATE DEBT INVESTORS FEEDER, LLC
By: Guggenheim Corporate Funding, LLC as Manager,
as Term Loan Lender

By:	/s/ John F. Mulreaney
Name:	John F. Mulreaney
Title:	Attorney-in-Fact

GUGGENHEIM CREDIT INCOME FUND

By: Guggenheim Partners Investment Management, LLC,
as Term Loan Lender

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

MAVERICK ENTERPRISES, INC

By: Guggenheim Partners Investment Management, LLC,
as Term Loan Lender

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

[Signature Page to Forbearance Agreement (Super Priority Credit Agreement)]

NZC GUGGENHEIM MASTER FUND LIMITED

By: Guggenheim Partners Investment Management, LLC,
as Term Loan Lender

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

[Signature Page to Forbearance Agreement (Super Priority Credit Agreement)]

ARBOUR LANE – TX, L.P.
By: Arbour Lane – TX GP, LLC
Its General Partner, as Term Loan Lender

By:	/s/ Dan Galanter
Name:	Dan Galanter
Title:	Manager

[Signature Page to Forbearance Agreement (Super Priority Credit Agreement)]

WHITEBOX RELATIVE VALUE PARTNERS, L.P.
as Term Loan Lender
By: Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
Name:	Luke Harris
Title:	General Counsel - Corporate,
Transactions & Litigation

WHITEBOX CREDIT PARTNERS, L.P.
as Term Loan Lender
By: Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
Name:	Luke Harris
Title:	General Counsel - Corporate,
Transactions & Litigation

WHITEBOX GT FUND, LP
as Term Loan Lender
By: Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
Name:	Luke Harris
Title:	General Counsel - Corporate,
Transactions & Litigation

Whitebox Multi-Strategy Partners, L.P.,
as Term Loan Lender
By: Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
Name:	Luke Harris
Title:	General Counsel - Corporate,
Transactions & Litigation

[Signature Page to Forbearance Agreement (Super Priority Credit Agreement)]

PANDORA SELECT PARTNERS, L.P.
as Term Loan Lender
By: Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
Name:	Luke Harris
Title:	General Counsel - Corporate,
Transactions & Litigation

[Signature Page to Forbearance Agreement (Super Priority Credit Agreement)]

BROAD STREET CREDIT HOLDINGS LLC,
as Term Loan Lender

By:	/s/ Lee Becker
Name:	Lee Becker
Title:	Authorized Signatory

[Signature Page to Forbearance Agreement (Super Priority Credit Agreement)]

ALTAIR GLOBAL CREDIT
OPPORTUNITIES FUND (A), LLC
as Term Loan Lender

By:	/s/ Haig Maghakian
Name:	Haig Maghakian
Title:	Authorized Person

[Signature Page to Forbearance Agreement (Super Priority Credit Agreement)]

Cornell University,
as Term Loan Lender

By:	/s/ Brian Lanktree
Name:	Brian Lanktree
Title:	Authorized Person

[Signature Page to Forbearance Agreement (Super Priority Credit Agreement)]

Glendon Opportunities Fund, L.P.,
as Term Loan Lender

By:	/s/ Haig Maghakian
Name:	Haig Maghakian
Title:	Authorized Person

[Signature Page to Forbearance Agreement (Super Priority Credit Agreement)]